SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          BLC Financial Services, Inc.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in Its Charter


      Delaware                                                 75-1430406
----------------------                                  ------------------------
State of Incorporation                                  I.R.S. Employer I.D. no.


645 Madison Avenue, 18th Floor, NY, NY             10022
--------------------------------------            --------
Address of Principal Executive Offices            Zip Code


[X]  This form relates to the registration of a class of securities pursuant to
     Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c)

Securities Act registration statement file number to which this form relates: N/A

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                     Name of Each Exchange on Which
     to be so Registered                     Each Class is to be Registered
     -------------------                     ------------------------------

  Common Stock $.01 par value                    American Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None


SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: April 28, 1998                    BLC Financial Services, Inc.
                                        (Registrant)

                                        By: /s/ David Redlener
                                            -----------------------------
                                            David Redlener, Secretary